FINANCIAL INCOME, NET (Tables)	12 Months Ended
Dec. 31, 2025
FINANCIAL INCOME, NET
Schedule of financial income, net

	Year ended
	December 31,
	2025	2024	2023

Bank charges and other financial expenses	$(1,505)	$(99)	$(76)
Exchange rate gain (loss), net	(973)	23	(1,550)
Accretion of discount of marketable securities, net	2,157	1,304	547
Amortization of debt issuance costs	(1,912)	—	—
Interest and other income, net	19,168	11,078	5,362
Total Financial Income	$16,935	$12,306	$4,283